UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of Earliest event reported): February 12, 2002

                        Commission File Number: 01-28911
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                      NATIONAL HEALTHCARE TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)

           Colorado                                           91-1869677
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(State or other jurisdiction of                             (IRS Employer
 incorporation or organization)                          Identification Number)

             21800 Oxnard Street Suite 440, Woodland Hills CA 91367
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               (Address of principal executive offices)(Zip Code)

Registrant's telephone number:  (818) 598-8888
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On February 12, 2002, National Healthcare Technology, Inc. (the "Company") engaged Malone & Bailey, PLLC ("Malone") as its independent auditors for the fiscal year ended September 30, 2002, to replace the firm of Moffitt & Company, PC ("Moffitt"), who resigned as the independent auditors of the Company effective on such date. The decision to change independent auditors was approved by the Company's Board of Directors.

The reports of Moffitt on the Company's financial statements for the year ended September 30, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles but did include a going concern stipulation.

In connection with the audit of the Company's financial statements for the year ended September 30, 2001, there were no disagreements ("Disagreements") as defined in Item 304 (a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Moffitt on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Moffitt, would have caused Moffitt to make reference to the matter in its reports. In addition, during the year ended September 30, 2001, there were no reportable events ("Reportable Events") as defined in Item 304 (a)(1)(v) of Regulation S-K. The Company has requested that Moffitt furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements, a copy of which is attached as an exhibit.

(b) On February 12, 2002, the Company engaged Malone & Bailey, PLLC as its independent auditors for the fiscal year ended September 30, 2002. At no time preceding February 12, 2002 has the Company (or anyone on behalf of the Company) consulted with Malone on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a Disagreement with Moffitt or a Reportable Event.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits

      16. Letter, dated February 14, 2002 from Moffitt & Company, CPAS to the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                          NATIONAL HEALTHCARE TECHNOLOGIES, INC.


Date: February 14, 2002                   By: /s/ Charles Smith
                                              ----------------------------------
                                              Charles Smith, CFO

                                  EXHIBIT INDEX

No.         Description

16. Letter dated February 14, 2002 from Moffitt & Company, CPAS to the Securities and Exchange Commission


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